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               SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549


                           FORM 8-K

                        CURRENT REPORT
               Pursuant to Section 13 or 15(d) of
              the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  May 5, 1999

                ADVANCED POLYMER SYSTEMS, INC.
                ------------------------------
(Exact name of Registrant as specified in its charter)


       DELAWARE                  1-16109               94-2875566
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(State or other jurisdiction   (Commission          (IRS Employer
of incorporation)              File Number)   Identification No.)


       123 SAGINAW DRIVE, REDWOOD CITY, CALIFORNIA  94063
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       (Address of principal executive offices) (Zip code)

Registrant's telephone number, including area code:(650) 366-2626
                                                   --------------


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(Former Name or Former Address, if Changed Since Last Report)



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            INFORMATION TO BE INCLUDED IN THE REPORT
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ITEM 5.  Other Events.

On May 5, 1999, the Registrant entered into an Agreement with Providence Investors, LLC and related entities, attached hereto as Exhibit 99.1 (the "Agreement"), resolving a potential proxy contest. Under the Agreement, Stephen A. Drury and Richard D. Spizzirri have been added to the Registrant's Board of Directors. Registrant has issued the Press Release attached hereto as
Exhibit 99.2 announcing the execution of the Agreement and the appointment to its Board of Mr. Drury and Mr. Spizzirri.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits

Exhibit No.         Description
-----------         -----------

Exhibit 99.1        Agreement dated May 5, 1999 among Registrant,
                    Providence Investors, LLC and related
                    entities

Exhibit 99.2        Registrant's Press Release dated May 5, 1999.

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                           SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                ADVANCED POLYMER SYSTEMS, INC.



Date: May 5, 1999                   By: /s/ John J. Meakem, Jr.
      -----------                       -----------------------
                                        John J. Meakem Jr.,
                                        Chief Executive Officer


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                         EXHIBIT INDEX
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Exhibit No.         Description
-----------         -----------

Exhibit 99.1        Agreement dated May 5, 1999 among Registrant,
                    Providence Investors, LLC and related
                    entities

Exhibit 99.2        Registrant's Press Release dated May 5, 1999.